HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Hedged Strategies Fund
Hatteras Long/Short Equity Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class A Shares
Class C Shares
Institutional Class Shares
October 28, 2013

Supplement to the Prospectuses and
Statement of Additional Information (“SAI”)
dated April 30, 2013,
as supplemented May 17, 2013, June 26, 2013, July 31, 2013, and October 22, 2013

The following information supplements the sections titled “Investment Sub-Advisors to Underlying Funds” on page 39 of the Prospectus for Hatteras Alpha Hedged Strategies Fund and Hatteras Long/Short Equity Fund (the “Alpha and Long/Short Equity Prospectus”) and page 10 of the Prospectus for Hatteras Hedged Strategies Fund (the “Hedged Strategies Prospectus”).

Apis Capital Advisors, LLC

Addition of Sub-Advisor

Effective immediately, the Board of Trustees has appointed Apis Capital Advisors, LLC (“Apis”) as sub-advisor to the Underlying Funds Trust to manage a portion of the Underlying Funds’ assets.  The appointment of Apis does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the sections on pages 61–64 of the Alpha and Long/Short Equity Prospectus, pages 20–24 of the Hedged Strategies Prospectus and pages 31–39 of the SAI, describing the sub-advisors to the Underlying Funds, are amended to add the following:

Apis Capital Advisors, LLC
The Advisor has entered into a Sub-Advisory Agreement with Apis Capital Advisors, LLC (“Apis”) to manage a portion of the Long/Short Equity Portfolio.  Apis is located at 90 Park Avenue, 18 th floor, New York, New York, 10016 and is a registered investment adviser. Apis provides discretionary investment advisory services to clients primarily investing in globally traded public equity securities.

Please retain this Supplement with your
Prospectuses and SAI for future reference.